UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2022

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, West Virginia	26554-2777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	MVBF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Effective as of October 1, 2022 (the “Closing Date”), MVB Bank, Inc. (the “Bank”) the wholly-owned subsidiary of MVB Financial Corp. (“MVB”), completed the purchase of 3,748,392.93 Class B Common Units (the “MVB Investment”) of Warp Speed Holdings LLC, (“Warp Speed”), pursuant to the terms of the Equity Purchase Agreement between the Bank and Warp Speed dated March 13, 2022, as thereby assigned by the Bank to MVB effective as of April 28, 2022 (as assigned, the “Purchase Agreement”). Immediately prior to the closing of the MVB Investment, the pre-closing members of Warp Speed contributed to Warp Speed all of their equity interests in certain entities under common control of the sellers specified in the Purchase Agreement, in exchange for equity interests in Warp Speed (the “Put-Together Transaction”). As of the Closing Date, Warp Speed serves as a holding company for the entities contributed in the Put-Together Transaction.

On October 3, 2022, MVB filed a Current Report on Form 8-K to report the closing of the MVB Investment. In that filing MVB reported that it would amend the Form 8-K at a later date to provide certain financial information required by Item 9.01 of Form 8-K. This amendment is being filed to provide the financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of CalCon Mutual Mortgage LLC (“CalCon”) for the year ended December 31, 2021 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of CalCon for the nine months ended September 30, 2022 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

The audited consolidated financial statements of OneTrust International LLC (“OneTrust”) for the year ended December 31, 2021 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

The unaudited financial statements of OneTrust for the nine months ended September 30, 2022 are filed herewith as Exhibit 99.4 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of MVB as of and for the nine months ended September 30, 2022 and the unaudited pro forma consolidated financial statements for the year ended December 31, 2021, after giving effect to the MVB Investment, are filed herewith as Exhibit 99.5 and incorporated herein by reference.

(d) Exhibits

23.1	Consent of Spiegel Accountancy Corp.

23.2	Consent of Marcelo Gutiérrez Suárez, CPA.

99.1	Audited financial statements of CalCon for the year ended December 31, 2021.

99.2	Unaudited financial statements of CalCon for the nine months ended September 30, 2022.

99.3	Audited financial statements of OneTrust for the year ended December 31, 2021.

99.4	Unaudited financial statements of OneTrust for the nine months ended September 30, 2022.

99.5	Unaudited pro forma consolidated financial statements of MVB as of and for the nine months ended September 30, 2022 and the unaudited pro forma consolidated financial statements for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

MVB FINANCIAL CORP.

Date: December 15, 2022	By:	/s/ Donald T. Robinson
Donald T. Robinson
President and Chief Financial Officer